UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 9, 2004

                             ADSOUTH PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                               0-33135 68-0448219
          (Commission File Number) (I.R.S. Employer Identification No.)

            299 Camino Gardens Drive, Suite 200, Boca Raton, FL 33432
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 750-0410

                             ZENITH TECHNOLOGY, INC.

              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective for its fiscal year commencing January 1, 2004, Adsouth Partners, Inc., formerly Zenith Technology, Inc. (the "Company"), has changed its independent auditors from Stonefield Josephson, Inc. ("Former Accountant") to Marcum & Kliegman, LLP ("New Accountant"). The Former Accountant was dismissed on February 9, 2004. During either of the last two fiscal years, which were the period ending December 31, 2002 and December 31, 2003 respectively, and throughout the subsequent interim period since December 31, 2003 until the termination of the Former Accountant on February 9, 2004, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure pursuant to Item 304 (a)(i)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended. The decision to change accountants was approved by the Board of Directors of the Company. The Company has no audit committee.

The New Accountant was engaged by letter dated January 30, 2004 to audit the Company's financial statements for its fiscal year ended December 31, 2004, and the change of auditors became effective as of February 9, 2004. The New Accountant was not consulted by the Issuer or by someone on its behalf on any matters as described in Item 304(a)(2)(i) or Item 304(a)(2)(ii).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

16.1 Amended Letter regarding change in certifying accountant.

99.3 Opinion of Stonefield Josephson, Inc., Independent Certified Accountants for the year ended December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004

ADSOUTH PARTNERS, INC.





By:     /s/  John  P.  Acunto
        Chief  Executive  Officer




                                  EXHIBIT 16.1

                                 April 26, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We have read the information in Item 4 contained in the Amended Form 8-K of Adsouth Partners, Inc., formerly Zenith Technology, Inc., dated April 26, 2004 and agree with the statements made in Item 4 therein.

Very truly yours,


/s/ Stonefield Josephson, Inc.
Stonefield  Josephson,  Inc.
Certified  Public  Accountants



                                  EXHIBIT 99.3

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Zenith Technology, Inc.
Yuba City, California

We have audited the accompanying balance sheets of Zenith Technology, Inc. (a development stage enterprise) as of December 31, 2002 and 2001, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zenith Technology, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses from operations and has had negative cash flows from operations, and has a net capital deficiency. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





/s/ STONEFIELD  JOSEPHSON,  INC.
Stonefield  Josephson,  Inc.
Certified  Public  Accountants



Santa Monica, California
April 22, 2003